Goodwill and Intangible Assets	9 Months Ended	12 Months Ended
	Mar. 31, 2023	Jun. 30, 2022	Jun. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
6.
Goodwill and Intangible Assets

Goodwill

The following is a rollforward of the Company's goodwill by segment:

(in thousands)	Wholesale	Direct-to-Consumer	Business-to-Business	Total
Balance at June 30, 2022	$116,304	$29,666	$8,981	$154,951
Goodwill Impairment	$(116,304)	$-	$(8,981)	$(125,285)
Balance at March 31, 2023	$-	$29,666	$-	$29,666

Our reporting units are the same as our reportable segments. We test our reporting units for impairment annually, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. During the three months ended December 31, 2022, we identified a number of goodwill impairment indicators that led us to conclude that an impairment test on goodwill was required to determine if the fair values of certain reporting units were below their carrying values. Most notably, revenue and earnings before income tax depreciation and amortization (EBITDA) for the second quarter (a historically strong quarter given the seasonal impact of holiday sales) fell short of projections. Additionally, we experienced increases in operational costs associated with higher cost of wine, freight and other supply chain items consistent with trends in the current economic environment. Both of these factors had a negative impact on our overall financial performance and led us to experience declining cash flows when compared to earlier quarter projections. Along with the continued market fluctuations, the Company's stock price continued to consistently decline during our second quarter of fiscal 2023.

Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of individual reporting units requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax rates, discount rates, growth rates, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates, change, or if management’s expectations or plans otherwise change, then one or more of our reporting units might become impaired in the future.

We utilized the discounted cash flow method under the income approach and the Guideline Public Company Method (GPCM) under the market approach to estimate the fair value of our reporting units. Some of the more significant assumptions inherent in estimating the fair values under the income approach include the estimated future annual net cash flows for each reporting unit (including net sales, cost of revenue, selling, general and administrative expense updated as of the end of the second quarter, depreciation and amortization, working capital, and capital expenditures), estimated growth rates, income tax rates, long-term growth rates, and a discount rate that appropriately reflects the risks inherent in each future cash flow stream. Under the GPCM approach, the significant assumptions include the consideration of stock price and financial metrics from guideline companies.

As a result of our interim impairment test, we determined that the fair values of the Wholesale and Business-to-Business reporting units were less than their respective carrying amounts. We recognized a total impairment charge of $125.3 million as of and for the three months ended December 31, 2022, which consists of $116.3 million for Wholesale and $9.0 million for Business-to-Business and is included in goodwill impairment losses in the condensed consolidated statements of operations.

Intangible Assets

The following tables summarize other intangible assets by class:

	March 31, 2023
(in thousands)	Gross Intangible	Accumulated Amortization	Impairment Losses	Net Intangible	Weighted Average Remaining Amortization Period (in years)
Indefinite-life intangibles
Trade names and trademarks	$30,203	$-	$(13,823)	$16,380	N/A
Winery use permits	6,750	-	-	6,750	N/A
Total Indefinite-life intangibles	36,953	-	(13,823)	23,130

Definite-life intangibles
Customer and Sommelier relationships	30,700	(9,727)	-	20,973	3.8
Trade names and trademarks	1,900	(565)	-	1,335	3.2
Total definite-life intangibles	32,600	(10,292)	-	22,308
Total other intangible assets	$69,553	$(10,292)	$(13,823)	$45,438

	June 30, 2022
(in thousands)	Gross Intangible	Accumulated Amortization	Net Intangible	Weighted Average Remaining Amortization Period (in years)
Indefinite-life intangibles
Trade names and trademarks	$30,203	$-	$30,203	N/A
Winery use permits	6,750	-	6,750	N/A
Total Indefinite-life intangibles	36,953	-	36,953

Definite-life intangibles
Customer and Sommelier relationships	30,700	(4,922)	25,778	4.4
Trade names and trademarks	1,900	(254)	1,646	3.5
Total definite-life intangibles	32,600	(5,176)	27,424
Total other intangible assets	$69,553	$(5,176)	$64,377

Our indefinite-lived intangible asset balance consists of trade names, trademarks and winery use permits, which had and aggregate carrying amount of $23.1 million as of March 31, 2023. We test our trade names, trademarks, and winery use permits for impairment annually, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a trade name, trademark or winery use permit is less than its carrying amount. As noted above in the goodwill section, there were events and circumstances which occurred during the second quarter ending December 31, 2022 that indicated that it was more likely than not that the fair values of certain of our trademarks may be below their carrying amounts. As such, we performed a quantitative impairment test on our indefinite-lived intangibles.

We evaluated the Company's winery use permits and determined that there was no evidence as of December 31, 2022 to suggest that any of the permits associated with the land and facilities of a given property had been compromised or no longer held the value assigned on the date of the acquisition. The value of the winery use permits is based off of the various ways the winery property can be used in the Company’s operations and is therefore not solely dependent on the value of the trade name and forecasted sales of the wine currently produced on that particular property.

We utilized the relief from royalty method under the income approach to estimate the fair value of our trade names and trademarks. Some of the more significant assumptions inherent in estimating the fair values include the estimated future annual net sales for each trademark and trade name, royalty rates (as a percentage of net sales that would hypothetically be charged by a licensor of the brand to an unrelated licensee), income tax considerations, long-term growth rates, and a discount rate that reflects the level of risk associated with the future cost savings attributable to the trade name or trademark. Based on the analysis performed, it was determined that the Company had a trade names and trademark impairment charge totaling $13.8 million, which consisted of $11.5 million related to Wholesale, $2.2 million related to Direct-to-Consumer, and $0.1 million related to Business-to-Business segments. The total impairment loss of $13.8 million consists primarily of $4.1 million and $3.7 million related to the Layer Cake and ACE trademarks, respectively. The impairment loss arose due to a continued decline in Layer Cake volume and a lower royalty rate use for assessing ACE trademark given management's expectations. The impairment loss is included in intangible asset impairment losses in the condensed consolidated statements of operations.

The range of discount rates, long-term growth rates, EBITDA multiples and royalty rates we used to estimate the fair values of our reporting units (in relation to our goodwill impairment testing) and trademarks as of the December 31, 2022 impairment testing date for each reporting unit or trademark, were as follows:

	Discount Rate		Long-Term Growth Rate		EBITDA Multiple		Royalty Rate
	Min	Max	Min	Max	Min	Max	Min	Max
Reporting units	13.5%	14.0%	-25.0%	5.0%	14.5x	16x
Trademarks	15.0%	15.0%	3.0%	5.0%			1.5%	2.0%

Amortization expense of definite-life intangibles was $1.7 million and $1.7 million for the three months ended March 31, 2023 and 2022, respectively, and $5.1 million and $3.3 million for the nine months ended March 31, 2023 and 2022, respectively.

As of March 31, 2023, estimated future amortization expense for definite-lived assets is as follows:

(in thousands)
2023 remaining	$1,705
2024	6,811
2025	5,291
2026	4,527
Thereafter	3,974
Total estimated amortization expense	$22,308

6.
Goodwill and Intangible Assets

The Company has three reporting units under which goodwill has been allocated.

We completed our qualitative goodwill impairment analysis for our reporting units during the fourth quarter and concluded it was not more-likely-than-not that the fair value of the goodwill exceeded its carrying value and no further testing was required.

The following is a rollforward of the Company’s goodwill by segment:

(in thousands)	Wholesale	Direct-to-Consumer	Business-to-Business	Total
Balance at June 30, 2020	$85,940	$1,183	$-	$87,123
Kunde	2,868	10,167	745	13,780
Sommelier	-	8,992	-	8,992
Balance at June 30, 2021	88,808	20,342	745	109,895
Vinesse	-	9,477	-	9,477
ACE Cider	27,539	-	-	27,539
Meier's	-	-	8,247	8,247
Measurement period adjustments	(43)	(153)	(11)	(207)
Balance at June 30, 2022	$116,304	$29,666	$8,981	$154,951

As of June 30, 2022 and 2021, the gross goodwill balance and accumulated impairment losses are $155.0 million and $109.9 million, and $246.0 thousand and $246.0 thousand, respectively.

Intangible assets are comprised of indefinite and definite lived assets. The definite lived assets are amortized on a straight-line basis, which reflects the expected pattern in which the economic benefits of the intangible assets are being obtained, over an estimated useful life of three to six years.

The components of finite-lived intangible assets, accumulated amortization, and indefinite-lived assets are as follows:

	June 30, 2022
(in thousands)	Gross Intangible	Accumulated Amortization	Net Intangible	Weighted Average Remaining Amortization Period (in years)
Indefinite-life intangibles
Trade names and trademarks	$30,203	$-	$30,203	N/A
Winery use permits	6,750	-	6,750	N/A
Total Indefinite-life intangibles	36,953	-	36,953

Definite-life intangibles
Customer and Sommelier relationships	30,700	(4,922)	25,778	4.4
Trade names and trademarks	1,900	(254)	1,646	3.5
Total definite-life intangibles	32,600	(5,176)	27,424
Total other intangible assets	$69,553	$(5,176)	$64,377

	June 30, 2021
(in thousands)	Gross Intangible	Accumulated Amortization	Net Intangible	Weighted Average Remaining Amortization Period (in years)
Indefinite-life intangibles
Trade names and trademarks	$23,229	$-	$23,229	N/A
Winery use permits	6,750	-	6,750	N/A
Total Indefinite-life intangibles	29,979	-	29,979

Definite-life intangibles
Customer and Sommelier relationships	6,300	(200)	6,100	4.7
Total definite-life intangibles	6,300	(200)	6,100
Total other intangible assets	$36,279	$(200)	$36,079

We recognized trademark impairments of zero and $1.1 million for the years ended June 30, 2022 and 2021, respectively, resulting from a decline in projected future cash inflows for specific trademarks. We estimate the fair value of our trademarks using the relief-from-royalty method. Impairment losses are recognized as a component of non-allocable costs in each applicable reporting period.

Amortization expense of definite-lived intangible assets was $5.0 million and $0.1 million for the years ended June 30, 2022 and 2021, respectively.

As of June 30, 2022, the estimated future amortization expense for finite-lived intangible assets is as follows:

(in thousands)
2023	$6,822
2024	6,811
2025	5,291
2026	4,527
Thereafter	3,973
Total estimated amortization expense	$27,424

4.
Goodwill and Intangible Assets

Our goodwill of approximately $109.9 million and $87.1 million as of June 30, 2021 and 2020, represents the excess of purchase consideration over the fair value of assets acquired and liabilities assumed. We completed our qualitative goodwill impairment analysis for the wholesale and direct-to-consumer reporting units during the fourth quarters of each reporting period and concluded it was not more-likely-than-not that the fair value of the goodwill exceeded its carrying value and no further testing was required.

The following is a rollforward of the Company’s goodwill by segment:

(in thousands)	Wholesale	Direct to Consumer	Business to Business	Other/Non- allocated	Total
Balance, June 30, 2019	$85,930	$1,183	$-	$-	$87,113
Owen Roe	10	-	-	-	10
Balance, June 30, 2020	85,940	1,183	-	-	87,123
Kunde	2,868	10,167	745		13,780
Sommelier		8,992			8,992
Balance, June 30, 2021	$88,808	$20,342	$745	$-	$109,895

As of June 30, 2021 and 2020, the gross goodwill balance and accumulated impairment losses are $109.9 million and $87.1 million, and $246 thousand and $246 thousand, respectively.

Intangibles assets are comprised of indefinite and definite lived assets. The definite lived assets are amortized on a straight-line basis, which reflects the expected pattern in which the economic benefits of the intangibles assets are being obtained, over an estimated useful life of five years.

The components of finite-lived intangible assets, accumulated amortization, and indefinite-lived assets are as follows:

	As of June 30, 2021
(in thousands)	Finite Lives					Indefinite Lives
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Estimated useful life (in years)	Weighted Average Remaining Amortization Period (in years)	Amount	Total
Trademarks	$-	$-	$-	-	n/a	$23,229	$23,229
Winery use permits	-	-	-	-	n/a	6,750	6,750
Customer and Sommelier relationships	6,300	(200)	6,100	5	4.7	-	6,100
Total	$6,300	$(200)	$6,100			$29,979	$36,079

	As of June 30, 2020
(in thousands)	Finite Lives					Indefinite Lives
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Estimated useful life (in years)	Weighted Average Remaining Amortization Period (in years)	Amount	Total
Trademarks	$-	$-	$-	-	n/a	$20,210	$20,210
Winery use permits	-	-	-	-	n/a	5,500	5,500
Customer relationships	500	(100)	400	5	4	-	400
Total	$500	$(100)	$400			$25,710	$26,110

We recognized trademark impairments of approximately $1.1 million and $1.3 million for the years ended June 30, 2021 and 2020, respectively, resulting from a decline in projected future cash inflows for specific trademarks. We estimate the fair value of our trademarks using the relief-from-royalty method. Impairment losses are recognized as a component of non-allocable costs in each applicable reporting period.

Amortization expense related to customer relationships was $100 thousand for the years ended June 30, 2021 and June 30, 2020, respectively. Amortization expense related to the acquired Kunde customer relationships was immaterial for the year ended June 30, 2021.

As of June 30, 2021, the estimated future amortization expense for finite-lived intangible assets is as follows:

(in thousands)
2022	$1,260
2023	1,260
2024	1,260
2025	1,160
2026	1,160
Total estimated amortization expense	$6,100